EXHIBIT 99.1
Hayes Lemmerz Announces Estimated Fiscal Year 2007 First Quarter
Results and Issues Updated Guidance for Full Fiscal Year 2007
Northville, Michigan, May 15, 2007 — Hayes Lemmerz International, Inc. (Nasdaq: HAYZ) today announced estimated results for the fiscal year 2007 first quarter and issued updated guidance for the full fiscal year of 2007. The estimated results are unaudited, have not been reviewed by the Company’s independent auditors, and are subject to adjustment during the course of the Company’s preparation and review of its quarterly financial statements.
For the fiscal year first quarter 2007, the Company expects to achieve sales of approximately $560 to $565 million, Adjusted EBITDA of approximately $54 to $58 million, slightly negative free cash flow and capital expenditures of approximately $16 million.
The Company also announced today that it is updating its earnings guidance for the full fiscal year 2007 issued on April 4, 2007. The Company expects revenue of approximately $2.2 billion for the full fiscal year ending January 31, 2008, slightly higher than previous guidance of $2.1 billion. Adjusted EBITDA is expected to be between $200 to $210 million, up from the previous guidance of $195 to $205 million. In line with previous guidance, the Company expects positive free cash flow (excluding securitization impact). Capital expenditures for the year are expected to be approximately $90 to $95 million, slightly higher than previous guidance of $85 to $90 million.
Conference Call
Hayes Lemmerz International, Inc. will host a telephone conference call to discuss the Company’s fiscal year 2007 first quarter financial results on Thursday, June 7, 2007, at 10:00 a.m. (ET). To participate by phone, please dial 10 minutes prior to the call: (888) 295-5935 from the United States and Canada or (706) 758-0212 from outside the United States. Callers should ask to be connected to Hayes Lemmerz earnings conference call, Conference ID# 8999477. The conference call will be accompanied by a slide presentation, which can be accessed that morning through the Company’s web site, in the Investor Kit presentations section at http://www.hayes-lemmerz.com/Investor_Kit/Overview/Presentations/www-presentations.html.
Hayes Lemmerz International, Inc. is a world leading global supplier of automotive and commercial highway wheels, brakes and powertrain components. The Company has 30 facilities and approximately 8,500 employees worldwide.
Use of Non-GAAP Financial Information
EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude asset impairment losses and other restructuring charges, reorganization items and other items. Management references these non-GAAP financial measures frequently in its decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. The Company uses Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. Free cash flow is defined as cash from operating activities minus capital expenditures plus cash from discontinued operations and the sale of assets. Management uses free cash flow to identify the amount of cash available to meet debt amortization requirements, pay dividends to stockholders or make corporate investments.
This press release contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words “expect,” “anticipate,” “intend,” believe,” and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; (8) our ability to divest non-core assets and businesses; and
(9) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this press release.
Contact: Marika P. Diamond, Hayes Lemmerz International, Inc., 734.737.5162